TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

Merrill Lynch Life Variable Annuity

Separate Account A

Supplement Dated October 31, 2013

to the

Prospectus For

MERRILL LYNCH INVESTOR

CHOICE ANNUITY® (INVESTOR SERIES)

(Dated May 1, 2013)

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY OF NEW YORK

ML of New York Variable Annuity

Separate Account A

Supplement Dated October 31, 2013

to the

Prospectus For

MERRILL LYNCH INVESTOR

CHOICE ANNUITY® (INVESTOR SERIES)

(Dated May 1, 2013)

The following hereby amends, and to the extent inconsistent replaces, the corresponding paragraph in the PAYMENT OF DEATH BENEFIT section in the prospectus:

In addition, for multiple beneficiaries, we will pay the first beneficiary to provide us with due proof of death their share of the death proceeds. We will not pay any remaining beneficiary their share until we receive due proof of death from that beneficiary. Such beneficiaries continue to bear the investment risk until they submit due proof of death. Please note, we may be required to remit the death benefit proceeds to a state prior to receiving due proof of death. (See “Other Information - Abandoned or Unclaimed Property.)

The following hereby amends, and to the extent inconsistent replaces, the second paragraph in the SPOUSAL BENEFICIARY CONTINUATION OPTION section in the prospectus:

The right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under Federal law. Therefore, exercise of the spousal continuation provisions of this contract or any riders by persons who do not meet the definition of “spouse” under Federal law – e.g., domestic and civil union partners - may have adverse tax consequences. Consult a tax advisor for more information on this subject.

The following hereby replaces the last paragraph in the TAX INFORMATION – Tax Status of the Contract, Distribution Requirements section in the prospectus:

Section 3 of the Federal Defense of Marriage Act was recently ruled unconstitutional and the Internal Revenue Service adopted a rule in response thereto recognizing the marriage of same sex individuals validly entered into in a jurisdiction that authorizes same sex marriages, even if the individuals are domiciled in a jurisdiction that does not recognize the marriage. The Internal Revenue Service also ruled that the term “spouse” does not include an individual who has entered into a registered domestic partnership, civil union, or other similar relationship that is not denominated as a marriage under the laws of that jurisdiction. The Company intends to administer the contract consistent with these rulings until further guidance is provided. Therefore, exercise of the spousal continuation provisions of this contract or any riders by persons who do not meet the definition of “spouse” under Federal law – e.g., domestic and civil union partners - may have adverse tax consequences.

Please note the jurisdiction where you are domiciled may not recognize same sex marriage which may limit your ability to take advantage of certain benefits provided to spouses under the contract. Please consult a tax adviser for more information on this subject.